April 11, 2024

Supplement

SUPPLEMENT DATED APRIL 11, 2024 TO THE SUMMARY PROSPECTUSES,
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND
(the "Fund")
Dated February 28, 2024

Effective August 31, 2024, Richard Ford will no longer serve as a portfolio manager of the Fund. Accordingly, effective August 31, 2024, all references to Mr. Ford will be removed from the Fund's Summary Prospectuses, Prospectuses and Statement of Additional Information. Vishal Khanduja, CFA, Michael Kushma, Leon Grenyer and Utkarsh Sharma will remain portfolio managers of the Fund.

Please retain this supplement for future reference.

MSGFIOSUMPROPSAISPT 4/24